SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 3, 2007
Date of Report (Date of Earliest Event Reported)

LEFT BEHIND GAMES INC.
(Exact name of registrant as specified in its charter)

WASHINGTON	000-50603	91-0745418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25060 HANCOCK AVENUE, SUITE 103 BOX 110, MURRIETA, CA	92562
(Address of principal executive offices)	(Zip code)

(951) 894-6597
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Change of Control in Registrant [Lets discuss whether this is applicable]
Item 5.02(d)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 12, 2007, the stockholders of the Company holding an aggregate of 47,108,000 shares of issued and outstanding voting securities of the Company, constituting 54.3% of the issued and outstanding voting securities as of the Record Date (the “Majority Stockholders”), delivered a letter to the Company’s offices requesting the Company to call a stockholders’ meeting for the election of directors. Pursuant  to RCW 23B.07.020 (1)(b) of the Washington Business Corporation Act, a public corporation shall hold a stockholders’ meeting if the holders of at least ten percent (10%) of all votes entitled to be cast on any issue proposed to be considered at stockholders’ meeting deliver to such corporation’s Secretary, or the CEO in his absence one or more demands set forth in an executed and dated record for the meeting describing the purpose or purposes for which a meeting is to be held, which demands shall be set forth in either (i) in an executed record or (ii) if the corporation has designated an address, location, or system to which the demands may be electronically transmitted and the demands are electronically transmitted to that designated address, location or system, in an executed electronically transmitted record. Our stockholders holding an aggregate of 47,108,000 shares of our voting securities representing approximately 54.3% of the issued and outstanding voting securities as of the close of business on the Record Date, have approved and authorized the following actions to be effective on the 20 days after this Information Statement is mailed to our stockholders of record as of the close of business on the Record Date the election of each of Troy A. Lyndon, Leslie Bocskor and Michael Knox as members to our board of directors for a period of one year or until his/her respective successor is elected and qualifies. The action of the stockholders was effective on December 3, 2007. The stockholders consenting to this action included a number of stockholders who in their stock purchases agreements granted management the right to vote their shares for six months and Troy Lyndon, Venture Catalyst and Gordon Katz.

Leslie Bocskor is a partner in the firm of Lennox Hills Partners, which has an agreement with the Company to provide investment banking, legal and management consulting services from at least three consultants on an as-needed basis for a fee of $20,000 per month and 1.2MM restricted shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEFT BEHIND GAMES INC.

DATE: December 7, 2007	By:	/s/ Troy Lynden
	Name:	Troy Lynden
	Title:	Chief Executive Officer

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